                                                                    Exhibit 99.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THOE SARBANES-OXLEY ACT OF 2002


This Certification is intended to accompany the Quarterly Report of Impax Laboratories, Inc. (the "Company") on Form 10-Q for the quarter ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), and is given solely for the purpose of satisfying the requirements of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. To the best of their knowledge, the undersigned, in their respective capacities as set forth below, hereby certify that:

     1. The Report fully complies with the requirements of the Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




/s/ Charles Hsiao, Ph.D.         Chairman and Co-Chief Executive Officer        Date: April 29, 2003
----------------------------
Charles Hsiao, Ph.D.



/s/ Barry R. Edwards             Co-Chief Executive Officer                     Date: April 29, 2003
----------------------------
Barry R. Edwards



/s/ Cornel C. Spiegler           Chief Financial Officer                        Date: April 29, 2003
----------------------------
Cornel C. Spiegler
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